SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 11, 1999



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                         0-27266                36-3154957
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                  Identification Number)


750 North Commons Drive, Aurora, Illinois                         60504
(Address of principal executive offices)                        (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On June 11, 1999, Westell Technologies, Inc. entered into agreements with Fujitsu Telecom Europe Limited ("FTEL") pursuant to which Westell sold certain assets in its Cambridge, England operations (Westell Europe Limited
(WEL)) to FTEL, assigned its lease to FTEL, transferred the employees of WEL to FTEL, and FTEL agreed to fund Westell for continued certain xDSL research and development work on the SuperVision DSLAM to meet FTEL's current and evolving requirements. The agreements also provide for licensing to FTEL of nonexclusive manufacturing rights to Westell's HDSL and ADSL products. A Press Release was issued by Westell on June 14, 1999 in respect to these matters, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

         These agreements with FTEL are anticipated to result in reduction of operating expenses of Westell for its 2000 fiscal year of approximately $10,500,000, consisting of $6,500,000 in savings from discontinuation of its Cambridge operations and the balance from FTEL's payments for the continued xDSL research and development work.

              "Safe Harbor" statement under the Private Securities
                         Litigation Reform Act of 1995:
              ----------------------------------------------------

Certain statements contained herein including, without limitation, the statement containing the phrase "anticipated to result in reduction of operating expenses," are forward looking statements that involve risks and uncertainties. These risks include, but are not limited to, product demand and market acceptance risks (including the future commercial acceptance of the Company's ADSL systems by telephone companies and other customers), the impact of competitive products and technologies (such as cable modems and fiber optic cable), competitive pricing pressures, product development, excess and obsolete inventory due to new product development, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies, such as ADSL systems), the effect of the Company's accounting policies, the effect of economic conditions and trade, legal, social, and economic risks (such as import, licensing and trade restrictions) and other risks more fully described in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998 under the section "Risk Factors". The Company undertakes no obligation to release publicly the result of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

         Exhibit 99.1 Press Release dated June 14, 1999 issued by Westell Technologies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           WESTELL TECHNOLOGIES, INC.



                           By: /s/ Nicholas C. Hindman




Dated:  June 14, 1999